UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025

Primo Brands Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42404	99-3483984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1150 Assembly Drive, Suite 800,	900 Long Ridge Road, Building 2
Tampa, Florida 33607	Stamford, Connecticut 06902

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 544-8515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	PRMB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Final Settlement of Exchange Offers

On February 28, 2025 (the “Final Settlement Date”), Primo Brands Corporation (the “Company” or “Primo Brands”) announced that two of its indirect, wholly owned subsidiaries, Primo Water Holdings Inc. (the “Primo Issuer”) and Triton Water Holdings, Inc. (the “BlueTriton Issuer” and, together with the Primo Issuer, the “Issuers”), completed the final settlement for Existing Notes (as defined below) validly tendered and accepted by the Issuers in the previously announced separate private offers to exchange (collectively, the “Offers”) the three series of outstanding senior notes issued by either Issuer (collectively, the “Existing Notes”) for a combination of New Notes (as defined below) of the applicable series and cash.

Pursuant to the Offers and in connection with final settlement, the aggregate principal amounts of the Existing Notes set forth below were validly tendered and accepted and subsequently cancelled (collectively, the “Tendered Notes”):

•	€2,640,000 aggregate principal amount of the Primo Issuer’s 3.875% Senior Notes due 2028 (the “Existing Primo 2028 Notes”);

•

$120,000 aggregate principal amount of the Primo Issuer’s 4.375% Senior Notes due 2029 (the “Existing Primo 2029 Notes” and, together with the Existing Primo 2028 Notes, the “Existing Primo Notes”); and

•	$13,688,000 aggregate principal amount of the BlueTriton Issuer’s 6.250% Senior Notes due 2029 (the “Existing BlueTriton Notes” and, together with the Existing Primo Notes, the “Existing Notes”).

Following such cancellation, the aggregate principal amounts of the Existing Notes set forth below remain outstanding:

•	€8,123,000 aggregate principal amount of the Existing Primo 2028 Notes;

•	$3,549,000 aggregate principal amount of the Existing Primo 2029 Notes; and

•	$263,000 aggregate principal amount of the Existing BlueTriton Notes.

In connection with the final settlement of the Offers, the Issuers have co-issued (i) €2,640,000 aggregate principal amount of their new 3.875% Senior Secured Notes due 2028 (the “New Secured Euro Notes”), and will pay an aggregate of €28,985.02 in cash consideration, excluding accrued and unpaid interest, in exchange for the validly tendered and accepted Existing Primo 2028 Notes, (ii) $120,000 aggregate principal amount of their new 4.375% Senior Secured Notes due 2029 (the “New Secured Dollar Notes” and, together with the New Secured Euro Notes, the “New Secured Notes”), and will pay an aggregate of $1,487.50 in cash consideration, excluding accrued and unpaid interest, in exchange for the validly tendered and accepted Existing Primo 2029 Notes, and (iii) $13,688,000 aggregate principal amount of their new 6.250% Senior Notes due 2029 (the “New Unsecured Notes” and, together with the New Secured Notes, the “New Notes”), and will pay an aggregate of $311,306.93 in cash consideration, excluding accrued and unpaid interest, in exchange for the validly tendered and accepted Existing BlueTriton Notes. When combined with the notes issued at early settlement of the Offers (“Early Settlement”), which took place on February 12, 2025, a total of €441,877,000, $746,451,000 and $712,760,000 of the New Secured Euro Notes, New Secured Dollar Notes, and New Unsecured Notes, respectively, have been co-issued by the Issuers and remain outstanding.

New Secured Notes

The New Secured Euro Notes and the New Secured Dollar Notes were issued pursuant to an indenture, dated as of February 12, 2025 (the “New Secured Notes Indenture”), by and among the Issuers, the guarantors party thereto, and Wilmington Trust, National Association, as trustee and notes collateral agent, Deutsche Bank AG, London Branch, as paying agent, and Deutsche Bank Trust Company Americas, as Euro registrar.

The New Secured Euro Notes will bear interest at a rate of 3.875% per annum, which shall be payable semi-annually on April 30 and October 31 of each year, commencing on April 30, 2025. The New Secured Euro Notes will mature on October 31, 2028. The New Secured Dollar Notes will bear interest at a rate of 4.375% per annum, which shall be payable semi-annually on April 30 and October 31 of each year, commencing on April 30, 2025. The New Secured Dollar Notes will mature on April 30, 2029.

Upon not less than 10 nor more than 60 days’ notice, the Issuers may redeem the New Secured Notes, at their option, in whole at any time or in part from time to time, subject to the payment of a redemption price, together with accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. The redemption price includes a call premium that varies from 0.969% to 0%, in the case of the New Secured Euro Notes, or from 2.188% to 0%, in the case of the New Secured Dollar Notes, in each case, depending on the year of redemption.

In connection with any tender offer, other offer to purchase, or exchange offer for the New Secured Notes, including pursuant to a change of control, alternate offer, or asset sale offer, each as defined in the New Secured Notes Indenture, if not less than 90.0% of the New Secured Notes of the applicable series outstanding are purchased or exchanged by the Issuers or a third party, the Issuers or such third party will have the right to redeem, purchase, or exchange, as applicable, all New Secured Notes of such series that remain outstanding following such purchase or exchange, as applicable, (i) in the case of a tender offer or other offer to purchase, at the price paid to holders of New Secured Notes of the applicable series in such purchase (excluding any early tender premium, to the extent paid in connection with a tender offer, or accrued and unpaid interest paid to such other holders) or (ii) in the case of an exchange offer, for the same consideration provided in such exchange offer, in each case, plus, to the extent not otherwise included in the consideration paid, accrued and unpaid interest, if any, to, but excluding, the date of redemption, purchase, or exchange. The holders of the New Secured Notes will also have the right to require the Issuers to repurchase their New Secured Notes upon the occurrence of a change in control at an offer price equal to 101.0% of the principal amount of the New Secured Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The New Secured Notes will be guaranteed by the Company and substantially all of the Company’s material, wholly-owned domestic subsidiaries, subject to certain customary exceptions (together with the Company, the “Guarantors”). The New Secured Notes and related guarantees are the Issuers’ and Guarantors’ senior secured obligations. In addition, the New Secured Notes will be secured on a first lien basis by substantially all of the assets of each of the Issuers and such Guarantors, subject to certain customary exceptions, which liens shall be pari passu with the liens securing the Amended Credit Agreement (as defined below).

The New Secured Indenture contains covenants that limit the Company’s (and its subsidiaries’) ability to, among other things: (i) incur additional debt or issue certain preferred stock; (ii) pay dividends, redeem stock, or make other distributions; (iii) make other restricted payments or investments; (iv) create liens on assets; (v) transfer or sell assets; (vi) create restrictions on payment of dividends or other amounts by the Company to the Company’s restricted subsidiaries; (vii) engage in mergers or consolidations; (viii) engage in certain transactions with affiliates; and (ix) designate the Company’s subsidiaries as unrestricted subsidiaries. Many of the covenants contained in the New Secured Indenture will not be applicable, and the guarantees of the New Secured Notes will be released, during any period when the New Secured Notes have an investment grade rating.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the New Secured Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K (this “Current Report”), and is incorporated by reference herein.

New Unsecured Notes

The New Unsecured Notes were issued pursuant to an indenture, dated as of February 12, 2025 (the “New Unsecured Notes Indenture”), by and among the Issuers, the guarantors party thereto, and Wilmington Trust, National Association, as trustee.

The New Unsecured Notes will bear interest at a rate of 6.250% per annum, which shall be payable semi-annually on April 1 and October 1 of each year, commencing on April 1, 2025. The New Unsecured Notes will mature on April 1, 2029.

Upon not less than 10 nor more than 60 days’ notice, the Issuers may redeem the New Unsecured Notes, at their option, in whole at any time or in part from time to time, subject to the payment of a redemption price, together with accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. The redemption price includes a call premium that varies from 3.125% to 0%, depending on the year of redemption.

In connection with any tender offer, other offer to purchase, or exchange offer for the New Unsecured Notes, including pursuant to a change of control, alternate offer, or asset sale offer, each as defined in the New Unsecured Notes Indenture, if not less than 90.0% of the New Unsecured Notes outstanding are purchased or exchanged by the Issuers or a third party, the Issuers or such third party will have the right to redeem, purchase, or exchange, as applicable, all New Unsecured Notes that remain outstanding following such purchase or exchange, as applicable, (i) in the case of a tender offer or other offer to purchase, at the price paid to holders of New Unsecured Notes in such purchase (excluding any early tender premium, to the extent paid in connection with a tender offer, or accrued and unpaid interest paid to such other holders) or (ii) in the case of an exchange offer, for the same consideration provided in such exchange offer, in each case, plus, to the extent not otherwise included in the consideration paid, accrued and unpaid interest, if any, to, but excluding, the date of redemption, purchase, or exchange. The holders of the New Unsecured Notes will also have the right to require the Issuers to repurchase their New Unsecured Notes upon the occurrence of a change in control at an offer price equal to 101.0% of the principal amount of the New Unsecured Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The New Unsecured Notes will be guaranteed by the Guarantors. The New Unsecured Notes and related guarantees are the Issuers’ and Guarantors’ senior unsecured obligations.

The New Unsecured Indenture contains covenants that limit the Company’s (and its subsidiaries’) ability to, among other things: (i) incur additional debt or issue certain preferred stock; (ii) pay dividends, redeem stock, or make other distributions; (iii) make other restricted payments or investments; (iv) create liens on assets; (v) transfer or sell assets; (vi) create restrictions on payment of dividends or other amounts by the Company to the Company’s restricted subsidiaries; (vii) engage in mergers or consolidations; (viii) engage in certain transactions with affiliates; and (ix) designate the Company’s subsidiaries as unrestricted subsidiaries. Many of the covenants contained in the New Secured Indenture will not be applicable, and the guarantees of the New Unsecured Notes will be released, during any period when the New Unsecured Notes have an investment grade rating.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the New Unsecured Indenture, a copy of which is filed as Exhibit 4.4 to this Current Report, and is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

Cancellation of Existing Notes

On the Final Settlement Date, the Issuers caused the Tendered Notes accepted for exchange to be delivered to the Primo Notes Trustees or BlueTriton Notes Trustee, as applicable, for cancellation. The Tendered Notes, in addition to those previously tendered in connection with Early Settlement, represented 98.19%, 99.53%, and 99.96% of the previously outstanding Existing 2028 Primo Notes, Existing 2029 Primo Notes, and Existing BlueTriton Notes, respectively.

The information set forth in Item 1.01 of this Current Report is incorporated into this Item 1.02 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement.

The information set forth in Item 1.01 of this Current Report is incorporated into this Item 2.03 by reference.

The Offers and Consent Solicitations were made, and the New Notes were offered and issued, solely pursuant to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated January 27, 2025 pursuant to an exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and are not being registered under any state or foreign securities laws. The information contained in this Current Report does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

4.1*‡	Indenture, dated as of February 12, 2025, by and among Primo Water Holdings Inc., Triton Water Holdings, Inc., Primo Brands Corporation, the other guarantors party thereto, Wilmington Trust, National Association, as trustee and notes collateral agent, Deutsche Bank AG, London Branch, as paying agent, and Deutsche Bank Trust Company Americas, as Euro registrar, governing the 3.875% Senior Secured Notes due 2028 and the 4.375% Senior Secured Notes due 2029 (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on February 12, 2025).

4.2*	Form of 3.875% Senior Secured Note due 2028 (included as Exhibit A-2 to Exhibit 4.1) (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on February 12, 2025).

Exhibit No.	Description

4.3*	Form of 4.375% Senior Secured Notes due 2029 (included as Exhibit A-1 to Exhibit 4.1) (incorporated by reference to Exhibit 4.3 to our Current Report on Form 8-K filed with the SEC on February 12, 2025).

4.4*	Indenture, dated as of February 12, 2025, by and among Primo Water Holdings Inc., Triton Water Holdings, Inc., Primo Brands Corporation, the other guarantors party thereto, and Wilmington Trust, National Association, as trustee, governing the 6.250% Senior Notes due 2029 (incorporated by reference to Exhibit 4.4 to our Current Report on Form 8-K filed with the SEC on February 12, 2025).

4.5*	Form of 6.250% Senior Notes due 2029 (included as Exhibit A to Exhibit 4.4) (incorporated by reference to Exhibit 4.5 to our Current Report on Form 8-K filed with the SEC on February 12, 2025).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Previously filed.
‡

Certain annexes, schedules, and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Brands Corporation

Date: March 3, 2025	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
General Counsel & Corporate Secretary